SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                   SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                        Date of Report: December 10, 2003



                                F.N.B. CORPORATION
            (Exact name of registrant as specified in its charter)


          Florida                       0-8144                 25-1255406
(State of Incorporation)          (Commission             (IRS Employer
                                   File Number)           Identification No.)





              2150 Goodlette Road North, Naples, Florida 34102
              (Address of principal executive offices)   (Zip code)


                               (239) 262-7600
            (Registrant's telephone number, including area code)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.        OTHER EVENTS

                      On December 8, 2003, F.N.B. Corporation ("The Corporation") and First National Bankshares of Florida, Inc., a wholly owned subsidiary that will be spun off from F.N.B. with all of F.N.B.'s Florida operations, have been cleared by the New York Stock Exchange (NYSE) to list their common stock under the new ticker symbols "FNB" and "FLB," respectively.

                      The press release issued by the Corporation is attached as an exhibit and incorporated by reference herein.


ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS


               EXHIBIT NO.            DESCRIPTION OF EXHIBIT
               ___________            ______________________

               99.1 Press release dated December 8, 2003 announcing F.N.B. Corporation and First National Bankshares of Florida, Inc. have been cleared for listing on the New York Stock Exchange.





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                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 F.N.B. CORPORATION
                                 (Registrant)



                                 By:    /s/Thomas E. Fahey
                                        -------------------------
                                 Name:  Thomas E. Fahey
                                 Title: Executive Vice President,
                                        Chief Financial Officer
                                        (Principal Financial Officer)


Dated: December 10, 2003


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